EXHIBIT 23(b)

            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the
incorporation of our report incorporated by reference in this
Form 10-K, into the Registrant's previously filed Registration
Statements File No. 333-29433, 333-87573, 333-20023 and 333-
47534.
                                              /s/ Arthur Andersen LLP

                                              ARTHUR ANDERSEN LLP

March 7, 2001